SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) October 24, 2006


                            ADUDDELL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Oklahoma                   000-24684                   73-1587867
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                    1601 N.W. Expressway
                   Oklahoma City, Oklahoma              73118
           (Address of principal executive offices)    (Zip Code)


                                 (405) 810-2969
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02  Results of Operations and Financial Condition

     On October 24, 2006, David Aduddell, Vice Chairman and Directors of Corporate Development, and Reggie Cook, Chief Financial Officer, of Aduddell Industries, Inc. presented a slide show presentation to investors at the Sanders Morris Harris Middle Market Investor Growth Conference in New York City. As part of the presentation, Messrs. Aduddell and Cook disclosed that Aduddell Industries, Inc. has the following revenues from its divisions for 2006:

         *   Aduddell Roofing - $45 million
         *   Restoration Division - $20 million
         *   Emergency Services - $10 million
         *   Total - $75 million

     These revenues project each division's 2006 revenues, as well as are pro forma'd for the one or more acquisitions the Company anticipates closing before year end 2006.

     Item 7.01  Regulation F-D Disclosure

     On October 24, 2006, David Aduddell, Vice Chairman and Director of Corporate Development, and Reggie Cook, Chief Financial Officer, of Aduddell Industries, Inc. presented to investors at the Sanders Morris Harris Middle Market Investor Growth Conference in New York City a slide show presentation. A copy of the slide show presentation is attached as an exhibit to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

    (d)    Exhibits.

Exhibit No.                        Description
----------                         -----------
99.1                               Slide Presentation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADUDDELL INDUSTRIES, INC.


                                          /s/ Ron Carte
                                          Ron Carte, President


October 24, 2006



                                INDEX TO EXHIBITS

Exhibit
No.           Description                    Method of Filing
-------       ------------------             -----------------------------

99.1          Slide Presentation             Filed herewith electronically